Exhibit 10.2

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

This SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT (this “Second Amendment”) dated as of January 27, 2025, is by and among ATLAS SAND COMPANY, LLC, a Delaware limited liability company (the “Company” and a “Borrower”), certain of its Subsidiaries, as Guarantors, the financial institutions party hereto as Lenders, and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (in such capacity, “Agent”).

RECITALS:

A.            The Company, as a Borrower, the Guarantors, the Lenders and Agent are parties to that certain Loan, Security and Guaranty Agreement dated as of February 22, 2023 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”), pursuant to which the Lenders have made certain credit available to Borrowers.

B.            The Company has requested that the Lenders make certain changes to the Loan Agreement in order to permit an increase in the Term Loan Debt as more fully set forth herein.

C.            NOW, THEREFORE, to induce Agent and the Lenders to enter into this Second Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.            Defined Terms. Unless otherwise indicated, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Loan Agreement, as amended by this Second Amendment.

Section 2.            Amendment to Loan Agreement. Effective as of the Second Amendment Effective Date (as defined below), the Loan Agreement is hereby amended to amend and restate Section 10.2.1(b) thereof in its entirety to read as follows:

(b)          (i) Debt incurred under the Term Loan Agreement and (ii) Permitted Refinancing Debt incurred to refinance or replace Debt previously incurred in reliance on this clause (b), in each case, in an aggregate principal amount not to exceed an amount at any one time outstanding equal to the result of (x) the sum of (1) $530,000,000 plus (2) additional amounts so long as at the time of incurrence thereof and immediately after giving pro forma effect thereto and the use of proceeds thereof, the Borrowers would be in compliance with a Senior Secured Leverage Ratio on a pro forma basis of less than or equal to 3.00 to 1.00 (and the Borrowers shall, on the date of incurrence of such Debt in reliance on this clause (2), deliver a certificate from a Senior Officer in form and detail reasonably satisfactory to Agent demonstrating compliance with such Senior Secured Leverage Ratio), less (y) the aggregate amount of all payments of the principal of the Debt under the Term Loan Agreement; provided that (A) such Debt incurred in reliance on this clause (b) and the Liens securing such Debt are subject to the Intercreditor Agreement and subordinate to the Agent’s Liens on the ABL Priority Collateral, (B) no Default or Event of Default is then continuing or would result from incurrence thereof, (C) the scheduled maturity date of such Debt is at least 91 days after the Termination Date and (D) with respect to any Permitted Refinancing Debt incurred in reliance on this clause (b), such Debt is not guaranteed by any Person other than an Obligor (Debt incurred in reliance on this clause (b), the “Term Loan Debt”);

Section 3.            Conditions Precedent to Second Amendment. The effectiveness of this Second Amendment shall be subject to the satisfaction (or waiver in accordance with Section 14.1 of the Loan Agreement) of each of the following conditions (such date, the “Second Amendment Effective Date”):

3.1            This Second Amendment shall have been duly executed and delivered to Agent by each of the signatories thereto.

3.2            Agent shall have received a copy of an effective amendment to the Term Loan Agreement in form and substance reasonably satisfactory to it pursuant to which the amount of delay draw term loans available thereunder is increased to $180,000,000.

By providing counterparts to this Second Amendment to Agent as required under Section 3.1, each of the undersigned Obligors represents and warrants that, as of the Second Amendment Effective Date, the conditions set forth in this Section 3 are satisfied assuming Agent’s satisfaction with all matters that are subject to Agent’s satisfaction.

Agent is authorized to declare this Second Amendment to be effective when it has received, to the reasonable satisfaction of Agent, the documents and deliverables satisfying the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 14.1 of the Loan Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Loan Agreement for all purposes.

Section 4.            Representations and Warranties. As of the Second Amendment Effective Date, each Obligor hereby represents and warrants to Agent and Lenders as follows:

4.1            No Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date or would result from this Second Amendment becoming effective in accordance with its terms.

4.2            The representations and warranties set forth in Loan Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualification applicable thereto) on and as of the Second Amendment Effective Date (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects (without duplication of any materiality qualification applicable thereto) as of such earlier date).

4.3            The execution, delivery and performance of this Second Amendment, and the performance of the amended Loan Agreement, are within each Obligor’s corporate, limited liability company or partnership powers and have been duly authorized by all necessary corporate, limited liability company or partnership and, if required, equityholder action (including, without limitation, any action required to be taken by any class of directors, whether interested or disinterested, of the Obligors or any other Person in order to ensure the due authorization of the Second Amendment). This Second Amendment has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.4            The execution, delivery and performance of this Second Amendment, and the performance of the amended Loan Agreement, (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including equityholders, members, partners or any class of directors or managers, whether interested or disinterested, of the Obligors or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of the Second Amendment or the consummation of the obligations hereunder, except such as have been obtained or made and are in full force and effect, other than (i) the recordations and filings necessary to perfect Agent’s Liens in the Collateral and (ii) those third party approvals or consents which, if not made or obtained, would not cause a Default and would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Applicable Law or any order of any Governmental Authority material to any Obligor’s or its Restricted Subsidiary’s business, (c) will not violate or result in a default under any Organic Documents of any Obligor or any indenture or other material agreement regarding Debt binding upon any Obligor or its Restricted Subsidiaries or its Properties (including the Term Loan Documents), or give rise to a right thereunder to require any payment to be made by any Obligor, and (d) will not result in the creation or imposition of any Lien on any Sand Property of any Obligor or its Restricted Subsidiaries (other than the Liens created by the Loan Documents).

Section 5.            Miscellaneous.

5.1            Confirmation. The provisions of the Loan Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment. This Second Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents. On and after the Second Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Loan Agreement, shall, unless the context otherwise requires, mean the Loan Agreement, as amended by this Second Amendment. Each reference to the Loan Agreement in the other Loan Documents shall mean the Loan Agreement, as amended by this Second Amendment. The amendments contemplated by this Second Amendment are limited solely to the items expressly set forth herein and are subject to the conditions set forth herein.

5.2            Reservation of Rights. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly set forth herein, (a) constitute a consent to any action or inaction by Obligors, (b) be a consent to any other amendment, waiver or modification of any term or condition of the Loan Agreement or any other Loan Document, nor (c) prejudice, limit, impair or otherwise affect or operate as a waiver of any right, power or remedy which Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document (after giving effect to this Second Amendment). Nothing in this Second Amendment shall be construed to imply any willingness on the part of Agent or the Lenders to grant any similar or future amendment (or any consent or waiver) of any of the terms and conditions of the Loan Agreement or the other Loan Documents.

5.3            Ratification and Affirmation. Each Obligor hereby ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, including its guaranty under Section 5.10 of the Loan Agreement of the Obligations as modified by this Second Amendment. The amendments to the Loan Agreement contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by each Obligor and shall continue to secure the Obligations as modified by this Second Amendment.

5.4            No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Loan Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

5.5            Further Assurances. The Obligors shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as Agent may reasonably request, in order to effect the purposes of this Second Amendment.

5.6            Counterparts. This Second Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Second Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Obligors agree that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person, enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent Agent has agreed to accept such Electronic Signature, Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of Agent or any Lender, any Electronic Signature shall be promptly followed by such number of manually executed counterparts as reasonably requested. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

5.7            Payment of Expenses. The Company agrees to pay or reimburse Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared herewith and the transactions contemplated hereby, including, without limitation, all reasonable and documented out-of-pocket fees and expenses of Haynes and Boone, LLP, counsel to Agent.

5.8            NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

5.9            GOVERNING LAW. THIS SECOND AMENDMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

5.10            CERTAIN MATTERS OF CONSTRUCTION; SEVERABILITY; CONSENT TO FORUM; WAIVERS BY OBLIGORS. The provisions of Sections 1.4, 14.6, 14.15 and 14.16 of the Loan Agreement are hereby incorporated herein as though stated in their entirety herein, mutatis mutandis.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

ATLAS SAND COMPANY, LLC

By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

GUARANTORS:

ATLAS SAND Employee company, LLC

By:	Atlas Sand Company, LLC, its sole manager

By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

ATLAS SAND Employee holding company, LLC

By:	Atlas Sand Company, LLC, its sole member

By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

Signature Page to

Second Amendment to Loan, Security and Guaranty Agreement

ATLAS SAND CONSTRUCTION, LLC

By:	Atlas Sand Company, LLC, its sole member
By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

ATLAS CONSTRUCTION Employee company, LLC

By:	Atlas Sand Company, LLC, its sole manager
By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

Fountainhead Logistics, llc
By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

Fountainhead Logistics Employee company, llc

By:	Atlas Sand Company, LLC, its sole manager
By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

Signature Page to

Second Amendment to Loan, Security and Guaranty Agreement

FOUNTAINHEAD TRANSPORTATION SERVICES, LLC
By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

ATLAS OLC EMPLOYEE COMPANY, LLC

By:	Atlas Sand Company, LLC, its sole manager
By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

OLC KERMIT, LLC

By:	Atlas Sand Company, LLC, its sole manager
By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

OLC MONAHANS, LLC

By:	Atlas Sand Company, LLC, its sole manager
By:	/s/ Blake McCarthy
	Name:	Blake McCarthy
	Title:	Chief Financial Officer

Signature Page to

Second Amendment to Loan, Security and Guaranty Agreement

Fountainhead Equipment Leasing, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

HI-CRUSH OPERATING, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

HI-CRUSH LMS, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

HI-CRUSH INVESTMENTS, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

ONCORE PROCESSING, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

Signature Page to

Second Amendment to Loan, Security and Guaranty Agreement

HI-CRUSH PERMIAN SAND, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

HI-CRUSH PODS, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

BULKTRACER HOLDINGS, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

PROPDISPATCH LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

PRONGHORN LOGISTICS HOLDINGS, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

Signature Page to

Second Amendment to Loan, Security and Guaranty Agreement

PRONGHORN LOGISTICS, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

NEXSTAGE LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

FB LOGISTICS, LLC
By:	/s/ Blake McCarthy
Name: Blake McCarthy
Title: Chief Financial Officer

Signature Page to

Second Amendment to Loan, Security and Guaranty Agreement

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and a Lender

By:	/s/ Matthew O’Keefe
Name:	Matthew O’Keefe
Title:	Senior Vice President

Signature Page to

Second Amendment to Loan, Security and Guaranty Agreement

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Priyankish Goswami
Name: Priyankish Goswami
Title: Authorized Signatory

Signature Page to

Second Amendment to Loan, Security and Guaranty Agreement

BARCLAYS BANK PLC, as a Lender
By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Signature Page to

Second Amendment to Loan, Security and Guaranty Agreement